Angel Oak Mortgage Trust 2021-6 ABS-15G

Exhibit 99.9

Client Name:	Angel Oak
Client Project Name:	AOMT 2021-6
Start - End Dates:	9/18/2019 - 12/4/2019
Deal Loan Count:	2

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4261	TRID - CD: The Loan Amount value in the LE column of the CD Calculating Cash to Close Table (Alternative Version) is disclosed as a negative number or is zero	1
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4285	TRID - CD: The value for Loan Amount in the LE column of the CD's Calculating Cash to Close table (Alt Version) is different from the value disclosed on the last LE	1
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4299	TRID - CD: The value for Total Closing Costs in the LE column of the CD's Calculating Cash to Close table is different from the value disclosed on the last LE	1
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4309	TRID - CD: The value for Cash to Close in the LE column of the CD's Calculating Cash to Close table is different from the value disclosed on the last LE	1
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4312	TRID - CD: The value for Total Payoffs and Payments in the LE column of the CD's Calculating Cash to Close table is different from the value disclosed on the last LE	1
Total				5

©2021 Clayton Services LLC. All rights reserved. Ownership and use of this report is governed by the legal agreement between Clayton and the party for which it was prepared. Any use not expressly authorized by such agreement, including reliance on this report by anyone other than such party, is prohibited.